UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2024
Lightning eMotors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
815 14th Street SW, Suite A100
Loveland, Colorado 80537
(Address of principal executive offices, including zip code)
1-800-223-0740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement

On January 23, 2024, Cordes & Company, in its capacity as receiver (the “Receiver”) over Lightning eMotors, Inc. and its wholly owned subsidiary, Lightning Systems, Inc. (together, the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with GERCO LLC, a Delaware limited liability company (“Purchaser”), to sell substantially all of the assets of the Company, free and clear of all liens, claims, encumbrances, interests, and liabilities, for $12.6 million in cash, subject to adjustment (the “Transaction”). The closing of the Transaction is contingent upon the approval and authorization of the District Court of Larimer County, State of Colorado (the “Court”). The funds received from the closing of the Transaction, net of administrative expenses, will be distributed by the Receiver to the Company’s creditors pursuant to their applicable priorities and as ordered by the Court. The Company’s shareholders will not receive any distributions in the receivership or as a result of the Transaction and the Purchaser has informed the Company that it does not intend to carry on or otherwise continue the business of the Company, including the business of selling and servicing of zero-vehicle emission vehicles. Additional information regarding the Transaction may be posted to the Company’s website at https://lightningemotors.com/news/; additional information is also available by contacting the Receiver at LightningClaims@CordesCo.com.

Item 7.01 Regulation FD Disclosure.

On January 25, 2024, the Company issued the press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release
104	Cover Page Interactive Data File (formatted as Inline XBRL)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning eMotors, Inc.
Dated: January 25, 2024
	By:	/s/ Steve Mason
	Name:	Steve Mason
	Title:	Chief Legal Officer and Corporate Secretary